                                                                   EXHIBIT 10.16

THIS INSTRUMENT PREPARED BY
AND AFTER RECORDING RETURN TO:

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, New York 10038
Attention:  Linda Grant Williams, Esq

================================================================================


                         SALE AND SERVICING AGREEMENT
                           Dated as of July 29, 1998


                                     among


                              DENVER ARENA TRUST
                                (Issuer Trust)


                                      and


                           ASCENT ARENA COMPANY, LLC
                           (Transferor and Servicer)


                                      and


                             THE BANK OF NEW YORK
                              (Indenture Trustee)


                              DENVER ARENA TRUST
                          ARENA REVENUE BACKED NOTES


================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
                                                        ARTICLE I

                                                      DEFINITIONS
                                                      -----------

      Section 1.01   Definitions..............................................................................    1
      Section 1.02   Other Definitional Provisions............................................................    1


                                                        ARTICLE II

                                               CONVEYANCE OF THE TRUST ASSETS
                                               ------------------------------

      Section 2.01   Conveyance of the Trust Assets...........................................................    2
      Section 2.02   Ownership and Possession of Contract Files...............................................    2
      Section 2.03   Books and Records........................................................................    3
      Section 2.04   Delivery of Trust Asset Documents........................................................    3
      Section 2.05   Acceptance by the Indenture Trustee of the Trust Assets; Certification by the Custodian..    4
      Section 2.06   Construction and Operation of New Arena Facility.........................................    5
      Section 2.07   Transferor Indemnities...................................................................    7


                                                          ARTICLE III

                                                 REPRESENTATIONS AND WARRANTIES
                                                 ------------------------------

      Section 3.01   Representations and Warranties of the Transferor.........................................    7
      Section 3.02   Representations and Warranties of the Servicer..........................................    11
      Section 3.03   Transferor's Obligation to Cure.........................................................    12


                                                           ARTICLE IV

                                                   ADMINISTRATION AND SERVICING
                                                   ----------------------------

      Section 4.01   Duties of the Servicer..................................................................    13
      Section 4.02   Maintenance of Filings..................................................................    15
      Section 4.03   Subsequent Revenue Agreements...........................................................    16
      Section 4.04   Subservicing............................................................................    16
      Section 4.05   Successor Servicers.....................................................................    18
      Section 4.06   144A Information........................................................................    18
      Section 4.07   Administrative Duties of Servicer.......................................................    18

                                                     ARTICLE V

                                             ESTABLISHMENT OF TRUST ACCOUNTS
                                             -------------------------------

      Section 5.01   Collection Account......................................................................    20
      Section 5.02   Distributions to Certificateholders and Noteholders.....................................    23
      Section 5.03   Debt Service Coverage Account, Debt Service Reserve Account, Capitalized Interest Account,
                     Construction Fund Account, Lease Reserve Account and Paying Account.....................    24
      Section 5.04   Trust Accounts; Trust Account Property..................................................    28


                                                     ARTICLE VI

                                 STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS
                                 ----------------------------------------------------

      Section 6.01   Statements..............................................................................    30
      Section 6.02   Specification of Certain Tax Matters....................................................    32


                                                    ARTICLE VII

                                            GENERAL SERVICING PROCEDURE
                                            ---------------------------

      Section 7.01   Security Interest.......................................................................    33
      Section 7.02   Lockbox Agreement; Lockbox Account; Lockbox Bank........................................    33
      Section 7.03   Servicing Compensation..................................................................    34
      Section 7.04   Statement as to Compliance and Financial Statements.....................................    34
      Section 7.05   Independent Public Accountants Servicing Report.........................................    35
      Section 7.06   Right to Examine Servicer Records.......................................................    35
      Section 7.07   Reports to the Indenture Trustee; Collection Account Statements.........................    36
      Section 7.08   Financial Statements....................................................................    36
      Section 7.09   Accounting and Reports..................................................................    36


                                                    ARTICLE VIII

                                                    THE SERVICER
                                                    ------------

      Section 8.01   Indemnification; Third Party Claims.....................................................    37
      Section 8.02   Merger or Consolidation of the Servicer.................................................    39
      Section 8.03   Limitation on Liability of the Servicer and Others......................................    39
      Section 8.04   Servicer Not to Resign; Assignment......................................................    40
      Section 8.05   Relationship of Servicer to Issuer Trust and the Indenture Trustee......................    40
      Section 8.06   Servicer May Own Securities.............................................................    40

                                                     ARTICLE IX

                                                      DEFAULT
                                                      -------

      Section 9.01   Servicer Events of Default..............................................................    41
      Section 9.02   Indenture Trustee to Act; Appointment of Successor......................................    42
      Section 9.03   Waiver of Defaults......................................................................    44
      Section 9.04   Accounting Upon Termination of Servicer.................................................    44
      Section 9.05   Transferor Defaults.....................................................................    44


                                                       ARTICLE X

                                                      TERMINATION
                                                      -----------

      Section 10.01  Termination.............................................................................    45
      Section 10.02  Notice of Termination...................................................................    46


                                                       ARTICLE XI

                                               MISCELLANEOUS PROVISIONS
                                               ------------------------

      Section 11.01  Acts of Noteholders.....................................................................    46
      Section 11.02  Amendment...............................................................................    46
      Section 11.03  Recordation of Agreement................................................................    47
      Section 11.04  Duration of Agreement...................................................................    47
      Section 11.05  Governing Law...........................................................................    47
      Section 11.06  Notices.................................................................................    47
      Section 11.07  Severability of Provisions..............................................................    48
      Section 11.08  No Partnership..........................................................................    48
      Section 11.09  Counterparts............................................................................    48
      Section 11.10  Successors and Assigns..................................................................    48
      Section 11.11  Headings................................................................................    48
      Section 11.12  Actions of Securityholders..............................................................    49
      Section 11.13  Reports to Rating Agency................................................................    49
      Section 11.14  Certificateholders......................................................................    50
      Section 11.15  Limitation of Liability.................................................................    50
      Section 11.16  Third Party Beneficiaries...............................................................    50
      Section 11.17  Limitation on Recourse..................................................................    50

                                   EXHIBITS

EXHIBIT A - List of Revenue Agreements
EXHIBIT B - Form of Servicer's Remittance Report to Indenture Trustee EXHIBIT C - Construction Phase Agreement
EXHIBIT D - Security Agreement [Excess Collateral]
EXHIBIT E - Operating and Management Agreement
EXHIBIT F - Legal Description of the Property

          This Sale and Servicing Agreement is entered into effective as of July 29, 1998, among DENVER ARENA TRUST, a Delaware business trust (the "Issuer
                                                                    ------
Trust"), ASCENT ARENA COMPANY, LLC, a Colorado limited liability company as
-----
Transferor (in such capacity, the "Transferor") and Servicer (in such capacity,
                                   ----------
the "Servicer"), and THE BANK OF NEW YORK, a New York banking corporation, as
     --------
Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture
                                                                       ---------
Trustee").
-------

                             W I T N E S S E T H:

          In consideration of the mutual agreements herein contained, the Issuer Trust, the Transferor, the Servicer and the Indenture Trustee hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Notes and the Trust Certificates issued hereunder:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.01  Definitions.
                        -----------

          Except as otherwise expressly provided herein, capitalized terms used herein shall have the meanings assigned to such terms in Appendix A attached
                                                         ----------
hereto.

          Section 1.02  Other Definitional Provisions.
                        -----------------------------

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                        CONVEYANCE OF THE TRUST ASSETS
                        ------------------------------

          Section 2.01  Conveyance of the Trust Assets.
                        ------------------------------

          (a) As of the Closing Date, in consideration of the Issuer Trust's delivery of cash to be disbursed pursuant to the Construction Phase Agreement and the Trust Certificates to the Transferor or its designee, the Transferor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer Trust, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Transferor in and to the Trust Assets.

          (b) As of the Closing Date, the Issuer Trust acknowledges the conveyance to it of the Trust Assets, including all right, title and interest of the Transferor in and to the Trust Assets, receipt of which is hereby acknowledged by the Issuer Trust. Concurrently with such delivery and in exchange therefor, pursuant to the Indenture and the Security Agreement [Indenture Trustee], the Issuer Trust has collaterally assigned the Trust Estate to the Indenture Trustee, and has executed and caused the Notes to be authenticated and delivered by the Indenture Trustee to the Noteholders upon the order of the Issuer Trust. In addition, the Issuer Trust, pursuant to the instructions of the Transferor, has executed and caused the Trust Certificates to be authenticated and delivered to the Transferor or its designee, upon the order of the Transferor.

          Section 2.02  Ownership and Possession of Contract Files.
                        ------------------------------------------

          Upon the issuance of the Notes, the ownership of each Trust Asset and the contents of the related Indenture Trustee's Contract File shall be vested in the Issuer Trust and collaterally assigned to the Indenture Trustee for the benefit of the Noteholders, and the Custodian shall take possession of the Indenture Trustee's Contract Files as contemplated in Section 2.05 hereof.
                                                      ------------
Possession of the Servicer's Contract Files on behalf of and for the benefit of the Noteholders shall remain with the Servicer.

          Section 2.03  Books and Records.
                        -----------------

          Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Trust Asset which shall be clearly marked to reflect the ownership of each Trust Asset by the Issuer Trust and the pledge of each Trust Asset to the Indenture Trustee for the benefit of the Noteholders.

          It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Trust Assets from the Transferor to the Issuer Trust and such property shall not be property of the Transferor. If the assignment and transfer of the Trust Assets to the Issuer Trust pursuant to this Agreement or the conveyance of the Trust Assets is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Transferor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Transferor shall be deemed to have granted and does hereby grant to the Issuer Trust a first priority security interest in the entire right, title and interest of the Transferor in and to the Trust Assets and all proceeds thereof and (ii) this Agreement shall constitute a security agreement under applicable law. On the Closing Date, the Transferor shall cause to be filed UCC-1 financing statements naming the Issuer Trust as the "secured party" and describing the Trust Assets being sold by the Transferor to the Issuer Trust with the office of the Secretary of State of Colorado and in such other offices as may be required to perfect the security interests granted under this Section 2.03, within or without the State of Colorado, under the Uniform Commercial Code as in effect in the State of Colorado.

          Section 2.04  Delivery of Contract Files and Other Conditions to
                        --------------------------------------------------
Closing.
-------

          The parties hereby agree that the obligation of the Issuer Trust to
(i) disburse the purchase price to be paid to the Transferor in accordance with the Construction Phase Agreement and (ii) issue the notes pursuant to the Indenture, is subject to the fulfillment of each of the following conditions on the Closing Date:

          (a) The Transferor shall deliver or cause to be delivered to the Custodian, as the designated agent of the Indenture Trustee, each of the following documents (collectively, the "Indenture Trustee's Contract Files"):
                                        ----------------------------------
(i) the originally executed version of each Revenue Agreement, including all then existing schedules and exhibits thereto, (ii) the originally executed version of each Pledged Contract, including all then existing schedules and exhibits thereto, and each Security Document (including conformed copies of the recorded Construction Phase Mortgage and Assignment of Construction Phase Mortgage, including all then existing schedules and exhibits thereto), and (iii) all Insurance Policies and the originally executed payment and performance bonds naming the Issuer Trust or the Indenture Trustee as additional insureds, loss payees or dual obligees, as applicable. The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Indenture Trustee's Contract Files in the State of New York and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Transferor or any other party.

          (b) The Transferor shall deliver or cause to be delivered to the Servicer each of the following documents (collectively, the "Servicer's Contract
                                                             -------------------
Files"):  copies of the Revenue Agreements, the Pledged Contracts and the
-----
Security Documents, including all then existing schedules and exhibits attached thereto.

          (c) The Transferor, at its own expense, shall record this Agreement, a Declaration and Notice of Rights, the Easement Agreement [Luxury Suite License Agreements], the Easement Agreement [Major Revenue Agreements], and an Assignment and Conveyance with respect to each Revenue Agreement (which may be a blanket assignment if permitted by applicable law) in the appropriate records. The Transferor shall also record in Colorado the Construction Phase Mortgage and the other documents specified in Section 3.04 of the Construction Phase Agreement. The original of this Agreement and each Security Document recorded shall be returned to the Indenture Trustee for inclusion in the Indenture Trustee's Contract Files. In the event that any such document is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute document or cure such defect, as the case may be, and thereafter the Transferor shall be required to submit each such document for recording.

          (d) All conditions precedent to the Issuer Trust's obligation to enter into the transactions contemplated herein and in the other Basic Documents and to make the initial disbursement under the Construction Phase Agreement as set forth in Article III of the Construction Phase Agreement shall have been satisfied.

          Section 2.05  Acceptance by the Indenture Trustee of the Trust Assets;
                        --------------------------------------------------------
                        Certification by the Custodian.
                        ------------------------------

          (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Contract Files. The Indenture Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Indenture Trustee agrees to cause the Custodian to review the Indenture Trustee's Contract Files delivered to it and to cause the Custodian to deliver to the Transferor, the Indenture Trustee, the Issuer Trust and the Servicer, within five Business Days after the Closing Date, a certification (the "Custodian's Certification") to the effect that (i) all documents required to be
 -------------------------
delivered to the Indenture Trustee pursuant to Section 2.04 are in the
                                               ------------
possession of the Custodian on the Indenture Trustee's behalf, and (ii) all documents delivered by the Transferor to the Custodian pursuant to Section 2.04
                                                                   ------------
hereof have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor). Neither the Issuer Trust nor the Custodian shall be under any duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face. In performing any such review, the Custodian may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. Neither the Issuer Trust nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of the Indenture Trustee's Contract Files is discovered, then the Transferor shall comply with the cure provisions of Section 3.03 hereof.
                                                        ------------

          (b) The Servicer's Contract Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Noteholders and the Indenture Trustee for so long as the Indenture continues in full force and effect; after the Indenture is terminated in accordance with the terms thereof, the Servicer's Contract Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders. The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer's Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents, the Servicer agrees not to assert any legal or beneficial ownership interest in the Trust Assets. The Servicer agrees to indemnify the Securityholders, the Indenture Trustee, and the Owner Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Indenture Trustee, the Securityholders or the Owner Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or misconduct of any Securityholder, the Owner Trustee or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee or the Owner Trustee. The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

          Section 2.06  Construction and Operation of New Arena Facility.
                        ------------------------------------------------

          (a) The Transferor hereby agrees, for the benefit of the Issuer Trust, the Servicer, the Indenture Trustee and the Noteholders, that it shall complete the construction of the New Arena Facility in a timely manner in accordance with and pursuant to the terms and conditions of this Agreement, the Arena Agreement and the Construction Phase Agreement and shall cause the Teams to play all home games at the New Arena Facility in accordance with the Team Commitments and cause the New Arena Facility to be operated and maintained by the Operator (as defined below) in accordance with the Operating and Management Agreement, a copy of which is attached as Exhibit E hereto, the Arena Agreement
                                          ---------
and the Lease. The Transferor has appointed its Affiliate, Ascent Arena Operating Company, Inc., as the Operator (the "Operator"), under the Operating and Management Agreement.

          (b) The Construction Phase Mortgage (and upon its release and the conveyance of the Property to the City, the Leasehold Mortgage), is being executed and delivered, and all material contracts related to the construction and operation of the New Arena Facility are being pledged by the Transferor to the Issuer Trust to secure the performance of the Transferor of its obligations under
Section 2.06 (a) above pursuant to the Security Agreement [Excess Collateral]
----------------
and the Assignment of Pledged Contracts. The Issuer Trust's interests in such Pledged Contracts together with the Issuer Trust's interests under the Construction Phase Mortgage, the Revenue Agreements and the Revenue Agreement Rights, are further pledged to the Indenture Trustee pursuant to the Security Agreement [Indenture Trustee] and the Assignment of Pledged Contracts [Indenture Trustee] to secure the Issuer Trust's obligation to repay the Notes.

          (c) When (i) the construction of the New Arena Facility has been completed, (ii) the Construction Consultant has so certified to the Issuer Trust and the Indenture Trustee, (iii) the Certificate of Substantial Completion has been delivered by the Transferor to the City, (iv) all conditions to conveyance of the Property as set forth in Section 3.6.1 of the Arena Agreement have been satisfied or waived by the City, (v) the Issuer Trust and the Indenture Trustee have received from a title insurance company satisfactory to them, either (A) a paid title insurance policy in respect of the Leasehold Mortgage or (B) an irrevocable agreement satisfactory to the Issuer Trust and the Construction Consultant from such company to issue a paid title insurance policy upon recordation of the Leasehold Mortgage, in either case such policy shall be in form and substance satisfactory to the Issuer Trust and the Construction Consultant, and shall contain such endorsements and reinsurance agreements as they shall require, together with an as-built ALTA survey of the real property described in Exhibit A to the Leasehold Mortgage and the New Arena Facility and
             ---------
other improvements located thereon, and (vi) all conditions precedent to the commencement of payments under the Revenue Agreements have been satisfied, waived or are otherwise reasonably likely to be satisfied; then the Indenture Trustee and the Issuer Trust shall release and reconvey the Construction Phase Mortgage to the Transferor and Nuggets LP, and require the execution, recordation and delivery of the Leasehold Mortgage in their favor in lieu thereof. If and when the Issuer Trust has been replaced by a New Qualified Mortgagee, and such New Qualified Mortgagee has entered into the Intercreditor Agreement [New Qualified Mortgagee] then, and only then, shall the security interests in the Excess Collateral be released in whole at the Transferor's expense; otherwise, they shall remain in full force and effect. No release of the Excess Collateral other than as described herein shall be valid unless executed by the Indenture Trustee. The Indenture Trustee and the Issuer Trust, upon the Transferor's written request and at the Transferor's expense, shall deliver to the Transferor all documents reasonably necessary to evidence such release.

          (d) The parties hereby agree that the amount of damages that will be incurred by the Issuer Trust if the Transferor does not perform its obligations hereunder and thereby causes a Transferor Default to occur is indefinite and difficult to ascertain. Accordingly, the parties hereby agree that in the event that the Transferor does not perform such obligations, subject to Section 11.17
                                                                  -------------
hereof, the Transferor shall pay to the Issuer Trust, as liquidated damages, an amount equal to the Outstanding Amount, any unpaid interest and costs and expenses of any enforcement.

          Section 2.07  Transferor Indemnities
                        ----------------------

          The Transferor hereby agrees that it shall be obligated to return all security deposits received by it under the Luxury Suite License Agreements and any other cash payments or deposits received by it under any of the other Revenue Agreements pursuant to the terms of such agreements and agrees to indemnify and hold harmless the Issuer Trust against any and all claims or damages with respect to such cash payments or deposits. The Transferor further agrees that to the extent it has received cash payments or deposits which are subject to return or forfeiture under any of the Pledged Contracts, or to the extent it is obligated to indemnify any Pledged Contract Obligor under any of the Pledged Contracts, the Transferor shall indemnify and hold harmless the Issuer Trust against any and all claims or damages with respect to such cash payments or deposits or such indemnity obligations.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 3.01  Representations and Warranties of the Transferor.
                        ------------------------------------------------

          The Transferor hereby represents and warrants to the Servicer, the Indenture Trustee, the Noteholders and the Issuer Trust that as of the Closing Date (except as otherwise specifically provided herein):

          (a) The Transferor is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Colorado, with full power and authority to own its assets and to conduct its business as such assets are currently owned and such business is presently conducted and has all licenses necessary to carry on its business as now being conducted, and has, and had at all relevant times, full corporate power to execute and deliver each of the Initial Revenue Agreements, the Pledged Contracts, the Construction Phase Agreement and the Security Documents to which it is a party; the Transferor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Transferor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Transferor; this Agreement evidences the valid, binding and enforceable obligation of the Transferor; and all requisite action has been taken by the Transferor to make this Agreement valid, binding and enforceable upon the Transferor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

          (b) The Transferor is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its assets or the conduct of its business shall require such qualifications;

          (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the articles of organization or operating agreement of the Transferor, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture, loan or credit agreement or other material instrument to which the Transferor or its assets is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Transferor or its assets is subject;

          (d) The Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might reasonably be expected to have a materially adverse effect on the condition (financial or otherwise) or operations of the Transferor or its assets or that would reasonably be expected to have a materially adverse effect on its performance hereunder;

          (e) Each of the Initial Revenue Agreements, the Pledged Contracts and the Security Documents to which it is a party has been duly and validly authorized, executed and delivered by the Transferor and constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (f) There are no actions or proceedings against, or investigations of, the Transferor currently pending with regard to which the Transferor has received service of process and no action or proceeding against, or investigation of, the Transferor is, to the knowledge of the Transferor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect (i) the ability of the Transferor to perform its obligations hereunder and under the Initial Revenue Agreements, the Pledged Contracts, and the Security Documents to which it is a party, (ii) the sale of the Trust Assets to the Issuer Trust or (iii) the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or the Notes;

          (g) No consent, approval, authorization or order of any court or governmental agency or body, other than the City pursuant to the Arena Agreement, is required for: (1) the execution, delivery and performance by the Transferor of, or compliance by the Transferor with, this Agreement, the Initial Revenue Agreements, the Pledged Contracts and the Security Documents to which it is a party, (2) the issuance of the Notes, and (3) the sale of the Trust Assets under this Agreement and the consummation of the transactions required of it by this Agreement, except such as shall have been obtained on or before the Closing Date;

          (h) No Officer's Certificate, statement, report or other document prepared by the Transferor and furnished or to be furnished by it pursuant to this Agreement or the other Basic Documents contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; and the information pertaining to each Revenue Agreement set forth on Exhibit A hereto is true and accurate in all
                                    ---------
material respects;

          (i) The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; and no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof;

          (j) The Transferor has transferred the Trust Assets without any intent to hinder, delay or defraud any of its creditors;

          (k) The Transferor is the lawful owner of the Trust Assets with the full right to transfer the Trust Assets free from any and all claims and encumbrances whatsoever, except for the City's subordinate Lien under the Arena Agreement as described in the City Intercreditor Agreements, and the Trust Assets, upon the transfer thereof to the Issuer Trust as contemplated herein, will be free and clear of all liens, claims and encumbrances, except for the City's subordinate Lien under the Arena Agreement as described in the City Intercreditor Agreements; this Agreement constitutes a valid sale, transfer, assignment, and conveyance to the Issuer Trust of all right, title, and interest of the Transferor in, to, and under all the Trust Assets now existing and hereafter created, and any related agreements under which the Trust Assets arose or will arise, all moneys due or to become due with respect thereto and all proceeds (as defined in the UCC as in effect in New York and all of the states where the Transferor's chief executive office or books and records relating to the Trust Assets are located) of such Trust Assets and any property relating thereto, and such property will be held by the Issuer Trust free and clear of any Lien of any Person claiming through or under the Transferor, except for the City's subordinate Lien under the Arena Agreement as described in the City Intercreditor Agreements;

          (l) All filings and recordings required to perfect the title of the Issuer Trust to the Trust Assets purchased hereunder have been accomplished and are in full force and effect, and the Transferor shall at its expense perform all acts and execute all documents requested by the Issuer Trust, the Servicer or the Indenture Trustee at any time to evidence, perfect, maintain, and enforce the title of the Issuer Trust in such Trust Assets and the security interest of the Issuer Trust in the Excess Collateral and the security interest and priority of the Indenture Trustee in the Collateral, including filing of continuation statements as required by applicable state law; the Transferor will, at the reasonable request of the Issuer Trust, the Servicer, or the Indenture Trustee, execute and file additional financing statements reasonably satisfactory in form and substance to the Servicer, the Issuer Trust or the Indenture Trustee, as the case may be;

          (m) Each Initial Revenue Agreement and Pledged Contract (i) contains all of the understandings and agreements between the Transferor and the related Obligor with respect to the subject matter thereof, (ii) is in existence and in full force and effect as of the Closing Date, and (iii) has not been modified or amended, and the provisions have not been waived at any time since the effective date of such Initial Revenue Agreement and Pledged Contract;

          (n) No default exists under the terms of any of the Initial Revenue Agreements, and all Required Payments due on or prior to the Closing Date have been made in full by the related Revenue Contractor;

          (o) There are no offsets, counterclaims or other defenses available to the Revenue Contractor under any Initial Revenue Agreement against the Transferor;

          (p) Except as otherwise expressly disclosed in a letter addressed to the Issuer Trust (i) the Property has been evaluated by environmental investigations and studies as disclosed in the VCUP; (ii) Hazardous Materials at the Property are being addressed pursuant to the VCUP; (iii) the VCUP was reviewed and approved by the CDPHE pursuant to Colorado's Voluntary Cleanup & Redevelopment Act; and (iv) EPA reviewed an earlier version of the VCUP which did not include certain additional source removal work, concurred with the cleanup and monitoring proposals set forth therein, and concluded that under the circumstances, EPA intervention under CERCLA and the federal Clean Water Act was not warranted.

          (q) The New Arena Facility is covered by customary hazard insurance policies, special hazard insurance policies, general and specific liability insurance policies and such other insurance policies as are customary and usual in the sports arena industry and for the jurisdiction in which the New Arena Facility is located; all Insurance Policies relating to the New Arena Facility have been issued by an insurer rated at least "A6" by A.M. Best, and such Insurance Policies are in full force and effect, have been issued in amounts which are customary and usual in the sports arena industry and for the jurisdiction in which the New Arena Facility is located, and name the Issuer Trust and the Indenture Trustee as loss payees thereunder to the extent of the Outstanding Amount of the Notes;

          (r) Any and all requirements of any federal, state or local law applicable to the Initial Revenue Agreements and Pledged Contracts and the use, operation, maintenance and construction of the New Arena Facility have been complied with in all material respects to the extent now required; and

          (s) Upon the execution and delivery of this Agreement by the parties hereto, the Issuer Trust, or its designees, will have the sole and exclusive right and authority to enter into any Subsequent Revenue Agreement, subject to the City Intercreditor Agreements.

          It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the Indenture Trustee's
                  ------------
Contract Files to the Custodian (as the agent of the Indenture Trustee), the conveyance of the Trust Assets to the Issuer Trust, the grant of a security interest in the Trust Assets to the Indenture Trustee and the
issuance of the Notes, and shall inure to the benefit of the Noteholders, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer Trust. Upon discovery by any of the Transferor, the Servicer, the Indenture Trustee or the Issuer Trust of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Trust Asset or the interests of the Noteholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Transferor set forth in Section 3.03 hereof to cure any breach shall constitute
                        -----------
the sole remedy available hereunder to the Noteholders, the Servicer, the Indenture Trustee or the Issuer Trust respecting a breach of the representations and warranties contained in this Section 3.01.
                                 ------------

          Section 3.02  Representations and Warranties of the Servicer.
                        ----------------------------------------------

          The Servicer hereby represents and warrants to and covenants with the Issuer Trust, the Indenture Trustee, the Noteholders, and the Transferor that as of the Closing Date or as of such other date specifically provided herein:

          (a) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own its assets and to conduct its business as such assets are currently owned and such business is presently conducted and has all licenses necessary to carry on its business as now being conducted; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Servicer; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

          (b) The Servicer is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its assets or the conduct of its business shall require such qualifications;

          (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the organizational documents of the Servicer, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture, loan or credit agreement or other material instrument to which the Servicer, its members or its assets is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its members or its assets is subject;

          (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer, its members or its assets or might have consequences that would materially and adversely affect its performance hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Servicer currently pending with regard to which the Servicer has received service of process and no action or proceeding against, or investigation of, the Servicer is, to the knowledge of the Servicer, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Notes;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Servicer is an Eligible Servicer and shall service and administer contracts and receivables in accordance with Accepted Servicing Procedures;

          (h) No Officer's Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or any other Basic Document contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; and

          (i) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement;

          It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the Indenture Trustee's
                  ------------
Contract Files to the Indenture Trustee and shall inure to the benefit of the Issuer Trust, the Transferor, the Noteholders, the Indenture Trustee and the Owner Trustee. Upon discovery by any of the Transferor, the Servicer, the Indenture Trustee or the Issuer Trust of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Trust Asset or the interests of the Noteholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

          Section 3.03  Transferor's Obligation to Cure.
                        -------------------------------

          (a) Upon discovery by the Servicer, the Transferor, the Custodian, the Issuer Trust, the Indenture Trustee or any Noteholder of a breach of any of the representations and warranties set forth in Section 3.01, or a deficiency in
                                                ------------
the documents delivered pursuant to

Section 2.04(a) hereof, which materially and adversely affects the value of the Trust Assets or the interests of the Noteholders in the related Trust Asset (each such Trust Asset, a "Defective Trust Asset"), the party discovering such
                           ---------------------
breach or the failure to deliver a document shall give prompt written notice to the others. The Transferor shall promptly, but in any event within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty or document deficiency, cure such breach in all material respects.

          (b) It is understood and agreed that the obligation of the Transferor set forth in this Section 3.03 to cure a Defective Trust Asset constitutes the
                  ------------
sole remedy hereunder of the Indenture Trustee, the Issuer Trust, the Servicer and the Noteholders respecting a breach of the representations and warranties contained in Section 3.01 hereof, or the failure to deliver a document pursuant
             ------------
to Section 2.04(a). Any cause of action against the Transferor relating to or arising out of a defect in any Indenture Trustee's Contract File as contemplated by Section 2.05 hereof or against the Transferor relating to or arising out of a
   ------------
breach of any representations and warranties made in Section 3.01 hereof shall
                                                     ------------
accrue as to any Trust Asset upon (i) discovery of such defect or breach by any party and notice thereof to the Transferor or notice thereof by the Transferor to the Indenture Trustee, and (ii) failure by the Transferor to cure such defect or breach as specified above.

          (c) Neither the Issuer Trust nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the cure of any breach of a representation and warranty pursuant to this Section or the eligibility of any Trust Asset for purposes of this Agreement.

                                  ARTICLE IV

                         ADMINISTRATION AND SERVICING
                         -----------------------------

          Section 4.01  Duties of the Servicer.
                        ----------------------

          (a)  Servicing Standard.  The Servicer, as an independent contractor,
               ------------------
shall service and administer (or cause a Subservicer to service and administer) the Trust Assets in accordance with and as described in this Agreement, the Indenture, the Operating and Management Agreement, the Construction Phase Agreement, the Security Documents and the Revenue Agreements and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, the Indenture, the Operating and Management Agreement, the Construction Phase Agreement, the Security Documents and the Revenue Agreements and the ordinary servicing and administrative practices of prudent institutions administering assets similar to the Trust Assets. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Trust Assets, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering assets of the same type as the Trust Assets for its own account, all in accordance with Accepted Servicing Procedures of prudent owners and servicers of assets of the same type as the Trust Assets and giving due consideration to the Noteholders' reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement and the Indenture relating to the servicing and administration of the Trust Assets. In performing its obligations hereunder and under the Indenture and the Operating and Management Agreement, the Servicer shall at all times act in good faith in a commercially reasonable manner in accordance with applicable law and the Contracts.

          Notwithstanding any provision to the contrary herein, neither the Servicer nor any Subservicer on behalf of the Servicer shall have any obligation to advance its own funds for any delinquent payments under any Revenue Agreement.

          (b)  Enforcement, Waivers, Modifications and Extensions.  The Servicer
               --------------------------------------------------
shall make reasonably diligent efforts to collect all payments called for under the terms and provisions of the Contracts, enforce the Obligors' obligations under their respective Contracts, manage the New Arena Facility in accordance with the Revenue Agreements, and administer the Operating and Management Agreement and the Revenue Agreement Rights and shall, to the extent such procedures shall be consistent with this Agreement, the Operating and Management Agreement and the Indenture, follow Accepted Servicing Procedures. On behalf of the Noteholders, the Servicer shall use all reasonable efforts, consistent with Accepted Servicing Procedures, to enforce, and maintain rights in respect of, the Contracts. The Servicer may in its discretion extend the Due Date with respect to any Required Payment for a period (with respect to each payment as to which the Due Date is extended) not greater than 30 days after the initially scheduled due date for such Required Payment (including within such maximum 30 day grace period, any grace periods set forth in any Revenue Agreement).

          The Servicer shall have the right, on behalf of and in the name of the Issuer Trust, to amend, modify or restate any of the Revenue Agreements; provided, however, that if in the reasonable judgment of the Servicer, such amendment, modification or restatement (i) could reasonably be expected to materially impair the operation of the New Arena Facility, or (ii) is likely to cause any Revenue Contractor to be entitled to reduce, interrupt or terminate its payment obligations under its Revenue Agreement (as such payment obligations are set forth in each such Revenue Agreement sold to the Issuer Trust and delivered to the Indenture Trustee on the Closing Date), the Servicer shall obtain the express prior written consent thereto of the Issuer Trust and the Indenture Trustee. Immediately following delivery of the Revenue Agreements by the Servicer, on behalf of the Issuer Trust, to the Indenture Trustee or its representative, on the Closing Date, the Servicer shall execute amended and restated Revenue Agreements for each of Pepsi and Coors in such manner as to conform them to the form previously reviewed and approved by the transaction counsel prior to the Closing Date.

          (c) The Servicer shall service and administer the Trust Assets in accordance with applicable state and federal law and shall provide to the Obligors any reports required to be provided to them thereby.

          The Servicer shall cause to be performed any and all acts required to be performed by the Servicer to preserve the rights and remedies of the Issuer Trust and the Indenture Trustee in any Insurance Policies applicable to the Trust Assets or the New Arena Facility including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Issuer Trust and the Indenture Trustee.

          The Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the laws governing its creation and existence and qualified under the laws of each state in which it is necessary to perform its obligations under this Agreement or in which the nature of its business requires such qualification; it shall maintain all licenses, permits and other approvals required by any law or regulations as may be necessary to perform its obligations under this Agreement and to retain all rights to service and administer the Trust Assets; and it shall not dissolve or otherwise dispose of all or substantially all of its assets.

          The Issuer Trust shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, and the Issuer Trust shall not be accountable for the actions of the Servicer or any Subservicers under such powers of attorney and shall be indemnified by such parties with respect to such actions. The Servicer shall delegate its duties with respect to the Contracts, as set forth in Section 4.01(a), Section 4.01(b), and in this Section 4.01(c) to the
         ---------------  ---------------              ---------------
Operator under the Operating and Management Agreement.

          Section 4.02  Maintenance of Filings.
                        ----------------------

          The Servicer shall take such steps as are reasonably necessary to maintain the perfection of the Issuer Trust's security interest in the Excess Collateral and the Indenture Trustee's security interests in the Collateral, including the filing of financing statements. Each of the Indenture Trustee, the Transferor, and the Issuer Trust agree to cooperate with the Servicer in preparing, executing and filing such statements. The filing of any such statement with respect to the Transferor and the Issuer Trust shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.03 hereof. If the Servicer fails to file any such
                    ------------
financing statements or continuation statements at least one month prior to the expiration thereof, the Servicer does hereby make, constitute and appoint the Indenture Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section 4.02.
                                            ------------

          Section 4.03  Subsequent Revenue Agreements.
                        -----------------------------

          In the event that any Revenue Agreement is terminated, the Servicer shall, on behalf of the Issuer Trust, the Indenture Trustee and the Noteholders, use reasonable efforts to promptly negotiate, execute and deliver a Subsequent Revenue Agreement with the Revenue Contractor or a successor obligor relating to the underlying Revenue Agreement Rights of the terminated Revenue Agreement. In finding a replacement Obligor and negotiating a Subsequent Revenue Agreement, the Servicer shall, to the extent consistent with Accepted Servicing Procedures, attempt to enter into a Revenue Agreement which is no less favorable to the Issuer Trust than the terms and provisions of the terminated Revenue Agreement, giving due consideration to the maximization, on a present value basis, of revenues under such Subsequent Revenue Agreement, and the credit of the successor Obligor. The Issuer Trust shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents to enable the Servicer or any Subservicer to carry out their duties pursuant to this Section 4.03, and the Owner Trustee shall not be
                        ------------
accountable for the actions of the Servicer or any Subservicers under such powers of attorney and shall be indemnified by such parties with respect to such actions. The Servicer shall promptly deliver an originally executed version of any Subsequent Revenue Agreement, and any related documentation and agreements, to the Indenture Trustee, or upon the direction of the Indenture Trustee, to the Custodian, and such Subsequent Revenue Agreement and related documentation shall become part of the Trust Estate and the Indenture Trustee's Contract Files and a copy of such Subsequent Revenue Agreement shall be held by the Servicer as part of the Servicer's Contract Files. Prior notice of the execution and delivery of any Subsequent Revenue Agreement shall be delivered by the Servicer to the Rating Agency. The Servicer shall take such steps as are reasonably necessary to ensure the perfection and priority of the Indenture Trustee's and the Noteholders' security interests in any Subsequent Revenue Agreements, including, without limitation, the filing of financing statements, and the Indenture Trustee and the Issuer Trust shall cooperate with the Servicer in ensuring any such perfection and priority of interests.

          Section 4.04  Subservicing.
                        ------------

          (a) The Servicer is entering into the Operating and Management Agreement with the Operator and may enter into other Subservicing Agreements for any additional servicing and administration of any of the Trust Assets with any institution that is an Eligible Servicer and in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement. The Servicer shall give written notice to the Issuer Trust and the Indenture Trustee of the appointment of any other Subservicer. So long as no Event of Default or Servicer Event of Default has occurred and is continuing, the Servicer shall be entitled to terminate any Subservicing Agreement in accordance with terms and conditions of such Subservicing Agreement and to either service the related Trust Assets directly or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

          In the event of termination of any Subservicer, and unless a successor Subservicer has otherwise been appointed, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Subservicer or the Servicer, and the Servicer shall service directly the related Trust Assets.

          Each Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Indenture Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer. In no event shall any Subservicing Agreement require the Indenture Trustee, as successor Servicer, for any reason whatsoever to pay compensation to a Subservicer in order to terminate such Subservicer.

          (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer Trust, the Indenture Trustee and the Noteholders for the servicing and administration of the Trust Assets in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Trust Assets. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Trust Assets when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Trust Assets include actions taken or to be taken by the Operator or any other Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default or a Servicer Event of Default), the successor Servicer, on behalf of the Issuer Trust, the Indenture Trustee and the Noteholders pursuant to Section 4.05 hereof, shall thereupon
                                         ------------
assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms.
The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements which accrued prior to the transfer of servicing to the successor Servicer. The Servicer, at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Trust Assets then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

          (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Issuer Trust, the Indenture Trustee and the Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Trust Assets. The Servicer shall pay the costs of such enforcement at its own expense and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Trust Asset or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against which such enforcement is directed.

          (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Trust Assets involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and none of the Issuer Trust, the Indenture Trustee or the Noteholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in subsection (c) of this Section 4.04.
                                    ------------

          Section 4.05  Successor Servicers.
                        -------------------

          In the event that the Servicer is terminated pursuant to Section 9.01
                                                                   ------------
hereof, or resigns pursuant to Section 8.04 hereof or otherwise becomes unable
                               ------------
to perform its obligations under this Agreement, the Indenture Trustee will appoint a successor servicer in accordance with the provisions of Section 9.02
                                                                  ------------
hereof; provided, however, that any successor servicer shall satisfy the requirements of an Eligible Servicer and shall be approved by the Rating Agency (upon receipt by the Rating Agency of thirty (30) days written notice thereof).

          Section 4.06  144A Information.
                        ----------------

          The Servicer shall provide to the Indenture Trustee, if requested, information regarding the Notes and the Trust Assets and such other information as the Indenture Trustee shall be required to deliver to any Noteholder and any prospective transferee designated by any such Noteholder to satisfy the condition of eligibility set forth in Rule 144A(d)(4) under the Securities Act.

          Section 4.07  Administrative Duties of Servicer
                        ---------------------------------

          (a)  Duties with Respect to the Basic Documents.  The Servicer shall
               ------------------------------------------
consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer Trust under the Basic Documents. The Servicer shall monitor the performance of the Issuer Trust and shall advise the Owner Trustee when action is necessary to comply with the Issuer Trust's duties under the Basic Documents. The Servicer shall prepare for execution by the Issuer Trust or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer Trust to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer Trust to take pursuant to the Indenture, including, without limitation, any applicable provisions of the Indenture.

          (b)  Duties with Respect to the Issuer Trust
               ---------------------------------------

               (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer Trust or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer Trust or the Owner Trustee to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer Trust or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer Trust as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer Trust or the Owner Trustee and are reasonably within the capacity of the Servicer.

               (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer Trust's payments (or allocations of income) to a Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

          (c)  Tax Matters.  The Servicer shall prepare and file, on behalf of
               -----------
the Issuer Trust, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer Trust as are necessary for the preparation of tax reports as provided in Article V of the Trust Agreement and Section 7.09
                                                                   ------------
hereof. All tax returns will be executed as provided in Article V of the Trust Agreement and Section 7.09 hereof.
              ------------

          (d)  Records. The Servicer shall maintain appropriate books of account
               -------
and records relating to Servicer performance under this Agreement, which books of account and records shall be accessible for inspection by the Owner Trustee at any time during normal business hours and upon reasonable advance notice.

          (e)  Additional Information to be Furnished to the Issuer Trust.  The
               ----------------------------------------------------------
Servicer shall furnish to the Owner Trustee from time to time such additional information regarding the Issuer Trust or the Basic Documents as the Owner Trustee shall reasonably request.

                                   ARTICLE V

                        ESTABLISHMENT OF TRUST ACCOUNTS
                        -------------------------------

          Section 5.01  Collection Account.
                        ------------------

          (a)  Establishment of Collection Account.  As of the Closing Date, the
               -----------------------------------
Servicer, for the benefit of the Securityholders, shall cause to be established and maintained a Collection Account (the "Collection Account"), which shall be a
                                          ------------------
separate Eligible Account, entitled "Collection Account, The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue Backed Notes." The Collection Account shall be maintained with any depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account shall be evidenced by a letter agreement between the Servicer and such depository institution. Funds in the Collection Account shall be invested in accordance with Section 5.04 hereof.
                                                            ------------

          (b)  (1)   Deposits to Collection Account. The Indenture Trustee shall
                     ------------------------------
withdraw from the Lockbox Account and deposit into the Collection Account on a daily basis, and to the extent received by the Servicer, the Servicer shall deposit or cause to be deposited, within two (2) Business Days after receipt thereof, into the Collection Account, in each case to be retained therein in trust for the benefit of the Securityholders:

               (i)   all payments received on account of Revenue Agreements;

               (ii) all Insurance Proceeds, Condemnation Proceeds, liquidated damage payments, payments from performance and payment bonds, indemnity payments and the proceeds of any action to liquidate any portion of the Collateral;

               (iii) the Mandatory Redemption Price or the Optional Redemption Price paid pursuant to the Indenture;

               (iv) funds on deposit in the Capitalized Interest Account, Debt Service Reserve Account, Debt Service Coverage Account, Construction Fund Account and Lease Reserve Account that are required to be transferred to the Collection Account as described herein; and

               (v)   interest and gains on funds held in the Collection Account.

          The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received by it with respect to a Trust Asset that constitute additional servicing compensation pursuant to Section 7.03 hereof,
                                                         ------------
and such amounts retained by the Servicer shall be excluded from the calculation of the Servicing Compensation that is distributable to the Servicer from the Collection Account on the next Distribution Date.

          The Indenture Trustee shall make other deposits into the Collection Account as required pursuant to Section 5.03.
                                ------------

               (2)   Withdrawals from Collection Account.
                     ----------------------------------

          The Indenture Trustee, at the written direction of the Servicer, shall make the following withdrawals from the Collection Account:

               (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

               (ii) to withdraw the $5,000,000 initial payment under the US West Agreement and deposit such amount in the Construction Fund Account;

               (iii) to make the payments set forth in Section 8.01(e) hereof;
                                                       ---------------

               (iv) to distribute the Mandatory Redemption Price or Optional Redemption Price to Noteholders on the Redemption Date; and

               (v) to clear and terminate the Collection Account in connection with the termination of this Agreement.

          (c)  Distributions from Collection Account. On each Distribution Date,
               -------------------------------------
the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Remittance Report for such Distribution Date) shall distribute the Available Collection Amount from the Collection Account by 9:00 a.m. (New York City time) for application in the following order of priority:

               (i) (A) to the Servicer, an amount equal to the Servicing Compensation (net of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Servicing Compensation from prior Distribution Dates, (B) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Distribution Dates, (C) to the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Distribution Dates, and (D) to the Custodian, an amount equal to the Custodian Fee, if any, and all unpaid Custodian Fees from prior Distribution Dates; and

               (ii) to the City, any amounts due and unpaid (after the expiration of any applicable cure periods) pursuant to the Lease between the City and the Transferor to the extent funds on deposit in the Lease Reserve Account are insufficient to make such payment;

               (iii) to the Paying Account, up to an amount equal to the Noteholders' Interest Distribution Amount for such Distribution Date;

               (iv) to the Debt Service Reserve Account to the extent the amount on deposit therein on such Distribution Date is less than the Required Debt Service Reserve Amount, an amount equal to such shortfall;

               (v) if such Distribution Date is in the month of November, to the Paying Account, up to an amount equal to the Targeted Principal Distribution Amount for such Distribution Date until the Principal Balance of each Note is reduced to zero;

               (vi) to the Debt Service Coverage Account, the Debt Service Coverage Amount for such Distribution Date;

               (vii) if a Lease Reserve Trigger Event shall have occurred, to the Lease Reserve Account, to the extent the amount on deposit therein on such Distribution Date is less than the Lease Reserve Amount, an amount equal to such shortfall;

               (viii) to the Indenture Trustee, the Issuer Trust and the Servicer, as applicable, to reimburse for expenditures made or incurred in connection with the exercise of rights or remedies under the Basic Documents; and

               (ix) if no Event of Default has occurred and is continuing, the remaining amount to the Certificate Paying Agent for distribution to the Certificateholders.

          (d)  Release of Excess Cash.  On each Monthly Distribution Date (but
               ----------------------
not on the Distribution Date in May and November), the Indenture Trustee shall, based on information provided by the Servicer on the immediately prior Determination Date, withdraw from the Collection Account the amount of funds therein in excess of the amount required to make the distributions pursuant to Sections 5.01(c)(i), (ii) (iii) and (v) on the Distribution Date occurring in
-------------------------------     ---
the next following November, and distribute such funds as follows:

               (i) to the Debt Service Reserve Account to the extent the amount on deposit therein on the Determination Date related to such Monthly Distribution Date is less than the Required Debt Service Reserve Amount determined as of the immediately prior Distribution Date;

               (ii) to the Debt Service Coverage Account to the extent the amount on deposit therein on the Determination Date related to such Monthly Distribution Date is less than the Debt Service Coverage Amount determined on such related Determination Date;

               (iii) if a Lease Reserve Trigger Event shall have occurred, to the Lease Reserve Account to the extent the amount on deposit therein on the Determination Date related to such Monthly Distribution Date is less than the Lease Reserve Amount;

               (iv) to the Indenture Trustee, the Issuer Trust and the Servicer, as applicable, to reimburse for expenditures made or incurred in connection with the exercise of rights or remedies under the Basic Documents; and

               (v) if no Event of Default has occurred and is continuing, the remaining amount to the Certificate Paying Agent for distribution to the Certificateholders.

          (e)  Certain Principal Distributions.  Amounts deposited in the
               -------------------------------
Collection Account in respect of Insurance Proceeds, Condemnation Proceeds, liquidated damage payments, payments from performance and payment bonds, indemnity payments and the proceeds of any action to liquidate any portion of the Collateral which are not applied or to be applied to a mandatory redemption of the Notes pursuant to Section 10.01 of the Indenture, shall be distributed to the Noteholders, pro rata, on the Distribution Date next following the date which is fifteen (15) days after the receipt thereof, as a payment of principal of the Notes. In the event any such distribution is made to the Noteholders pursuant to this Section 5.01(e), the Servicer shall prepare and send to the
                 --------------
Indenture Trustee, and the Indenture Trustee shall send to all Securityholders and the Rating Agency, a revised Targeted Principal Payment Schedule which shall amend the remaining Targeted Principal Distribution Amounts on such schedule by reducing each such remaining Targeted Principal Distribution Amount pro rata based on the amount thereof so that the total of all remaining Targeted Principal Payments are reduced by the amount of such distribution.

          Section 5.02  Distributions to Certificateholders and Noteholders.
                        ---------------------------------------------------

          (a)  Distributions to Certificateholders.  On each Distribution Date,
               -----------------------------------
the Indenture Trustee shall distribute to the Certificate Paying Agent amounts required in accordance with Section 5.01(c)(ix) hereof for distribution to the
                            -------------------
Certificateholders. On each Monthly Distribution Date, the Indenture Trustee shall distribute to the Certificate Paying Agent amounts required in accordance with Section 5.01(d)(v) hereof for distribution to the Certificateholders. All
     ------------------
distributions made on the Trust Certificates on each Distribution Date will be made pro rata among the Certificateholders of record on the next preceding Monthly Distribution Date based on their Percentage Interest, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such Certificateholder, if such Certificateholder shall own of record a Trust Certificate in Percentage Interest of at least a 10% and shall have so notified the Indenture Trustee, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Trust Certificate will be made in like manner, but only upon presentment and surrender of such Trust Certificate at the location specified in the notice to Certificateholders of such final distribution. Any amount so distributed to the Certificateholders shall not be subject to any claim or interest of the Noteholders.

          (b)  Distributions to Noteholders.  All distributions made on the
               ----------------------------
Notes on each Distribution Date will be made on a pro rata basis among the Noteholders of record on the next preceding Record Date based on the Principal Balance represented by their respective Notes, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such Noteholder, if each such Noteholder shall own of record Notes in original Denominations aggregating at least $1,000,000 and shall have so notified the Indenture Trustee at least fifteen (15) days prior to the relevant payment date, and otherwise by check mailed to the address of each such Noteholder appearing in the Note Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

          Section 5.03  Debt Service Coverage Account, Debt Service Reserve
                        ---------------------------------------------------
Account, Capitalized Interest Account, Construction Fund Account, Lease Reserve
-------------------------------------------------------------------------------
Account and Paying Account.
--------------------------

          (a)  Establishment and Administration of Debt Service Coverage
               ---------------------------------------------------------
Account.
-------

               (i) No later than the Closing Date, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained a Debt Service Coverage Account, which shall be a separate Eligible Account, entitled "Debt Service Coverage Account, The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue

Backed Notes." Funds in the Debt Service Coverage Account shall be invested in accordance with Section 5.04 hereof.
                ------------

               (ii) With respect to the Distribution Date occurring in the month of November in each year commencing November 1999, the Indenture Trustee shall deposit into the Debt Service Coverage Account pursuant to Section
                                                                 -------
5.01(c)(vi) and retain therein in trust for the benefit of the Noteholders, an
-----------
amount equal to the shortfall, if any, between (i) the Projected Revenue, as defined below, for the period from such Distribution Date to the Distribution Date occurring in the following November and (ii) the amount of revenue required to provide a minimum Debt Service Coverage Ratio of 125%. Such deposit shall be made only to the extent of the Available Collection Amount on such Distribution Date after distribution of the amounts described in clauses (i) through (v) in
Section 5.01(c) above.  Amounts on deposit in the Debt Service Coverage Account
---------------
shall be transferred to the Collection Account on the Distribution Date occurring in the following November. The Projected Revenue shall equal all revenue under the Revenue Agreements contractually obligated to be paid for the period from the date of determination of Projected Revenues to the following November Distribution Date, except for payments due in respect of Luxury Suite License Agreements that expire within such period that had not been renewed, in which case the Projected Revenue for such period for each such expiring Luxury Suite License Agreement shall be assumed to be equal to 75% of the total amount of payments contractually obligated to be paid during such period. With respect to Luxury Suite License Agreements that had terminated prior to the date of determination and that have not been renewed or replaced or that were 90 days or more delinquent on such date, the Projected Revenue shall be equal to zero. On each monthly Determination Date, the Servicer shall determine the Debt Service Coverage Amount for the one year period commencing on the prior November Distribution Date. The Debt Service Coverage Amount shall equal the shortfall, if any, between (A) the sum of revenue collected since the prior November Distribution Date plus Projected Revenue (as defined below) for the period up to the following November Distribution Date and (B) the amount of revenue required to provide a minimum Debt Service Ratio of 125% for such one year period. The Debt Service Coverage Amount shall reflect the actual level of the renewals of expiring Luxury Suite License Agreements and shall be recalculated on each Determination Date. Any funds on deposit in the Debt Service Coverage Account in excess of the Debt Service Coverage Amount, after giving effect to such monthly recalculation, shall be released to the Certificate Paying Agent for distribution to the Certificateholders on the Monthly Distribution Date and on the Distribution Date in May of each year so long as no Event of Default has occurred and is continuing on such date. On the earlier of (A) the Rated Final Maturity Date or (B) the Distribution Date, the Mandatory Redemption Date or the Optional Redemption Date on which the Outstanding Amount shall be reduced to zero, the Indenture Trustee shall transfer all funds remaining on deposit in the Debt Service Coverage Account to the Collection Account.

          (b)  Establishment and Administration of Debt Service Reserve Account.
               ----------------------------------------------------------------

               (i) No later than the Closing Date, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained a Debt Service Reserve Account, which shall be a separate Eligible Account, entitled "Debt Service Reserve Account, The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue Backed Notes." Funds in the Debt Service Reserve Account shall be invested in accordance with Section 5.04 hereof.
                            ------------

               (ii) On the Closing Date, the Transferor shall deposit or cause to be deposited into the Debt Service Reserve Account and retain therein in trust for the benefit of the Noteholders, the Required Debt Service Reserve Amount. The Required Debt Service Amount on the Closing Date and on each Distribution Date shall be the amount equal to the interest that will accrue on the Outstanding Amount of the Notes (determined after giving effect to the distributions to be made on such Distribution Date) over a one year period at the Note Interest Rate. On each Distribution Date, the Indenture Trustee shall deposit or caused to be deposited into the Debt Service Reserve Account the amount required by Section 5.01(c)(iv).
                   -------------------

               (iii) With respect to the Distribution Date occurring in the month of May in each year (commencing May 2000), the Indenture Trustee shall, not later than 5:00 p.m. on the Business Day immediately preceding such Distribution Date, withdraw from funds in the Debt Service Reserve Account and deposit to the Collection Account an amount equal to the excess, if any, of the amount required to make the payments required on such Distribution Date pursuant to Sections 5.01(c)(i), (ii) and (iii) over the amount on deposit in the
   -----------------------------------
Collection Account. In addition, at such time, the Indenture Trustee shall transfer from the Debt Service Reserve Account to the Collection Account any amount remaining on deposit in the Debt Service Reserve Account which exceeds the Required Debt Service Reserve Amount for such Distribution Date. On the earlier of (A) the Rated Final Maturity Date or (B) the Distribution Date, the Mandatory Redemption Date or the Optional Redemption Date on which the Outstanding Amount shall be reduced to zero, the Indenture Trustee shall transfer all funds remaining on deposit in the Debt Service Reserve Account to the Collection Account.

          (c)  Establishment and Administration of Capitalized Interest Account.
               ----------------------------------------------------------------

               (i) No later than the Closing Date, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained a Capitalized Interest Account, which shall be a separate Eligible Account, entitled "Capitalized Interest Account, The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue Backed Notes." Funds in the Capitalized Interest Account shall be invested in accordance with Section
                                                                         -------
5.03(c)(ii) and Section 5.04 hereof.
-----------     ------------

               (ii) On the Closing Date, the Transferor shall deposit or cause to be deposited into the Capitalized Interest Account and retain therein in trust for the benefit of the Noteholders, the Capitalized Interest Amount. The Capitalized Interest Amount (which shall not be a negative amount) is equal to
(A) the distributions to be made pursuant to Sections 5.01(c)(i) and (iii)
                                             -----------------------------
during the period commencing on the Closing Date and ending on the Distribution Date occurring in November 1999 at the Note Interest Rate on the Original Principal Balance of the Notes minus (B) the income to be received on the Permitted Investments specified by the Transferor on the Closing Date in which such deposit is invested.

Funds deposited in the Capitalized Interest Account shall be invested by the Indenture Trustee on the Closing Date, as so directed by the Transferor.

               (iii) With respect to each Distribution Date up to and including the Distribution Date occurring in November 1999, the Indenture Trustee shall, not later than 5:00 p.m. on the Business Day immediately preceding such Distribution Date, withdraw the amount necessary to make the payments required under Sections 5.01(c)(i) and (iii) from the Capitalized Interest Account and
      -----------------------------
deposit the same into the Collection Account. On the Distribution Date occurring in November 1999, any funds remaining in the Capitalized Interest Account after the withdrawal of the amount required to pay the Trust Fees and Expenses and Noteholders' Interest Distribution Amount for such Distribution Date shall be transferred to the Collection Account and the Capitalized Interest Account shall be closed.

          (d)  Establishment and Administration of Construction Fund Account.
               -------------------------------------------------------------

               (i) No later than the Closing Date, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained a Construction Fund Account, which shall be a separate Eligible Account, entitled "Construction Fund Account, The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue Backed Notes." Funds in the Construction Fund Account shall be invested in accordance with Section 5.04
                                                               ------------
hereof.

               (ii) On the Closing Date, the Transferor shall deposit or cause to be deposited $139,835,000 into the Construction Fund Account. The funds in the Construction Fund Account shall be disbursed by the Indenture Trustee on a monthly basis upon its receipt of a notice from the Issuer Trust and the Construction Consultant stating that the conditions for disbursement set forth in the Construction Phase Agreement have been satisfied and indicating the amount to be disbursed and the recipients thereof. All funds, if any, remaining in the Construction Fund Account upon completion of construction of the New Arena Facility and the payment of the Construction Contractor in connection therewith, shall be transferred to the Collection Account.

          (e)  Establishment and Administration of Lease Reserve Account.
               ---------------------------------------------------------

               (i) No later than the Closing Date, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained an account (the "Lease Reserve Account"), which shall be a separate Eligible
              ----------------------
Account, entitled "Lease Reserve Account, The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue Backed Notes." Funds in the Lease Reserve Account shall be invested in accordance with Section 5.04
                                                                  ------------
hereof.

               (ii) If on any Distribution Date, any funds in the Collection Account are distributed pursuant to Section 5.01(c)(ii) above (a "Lease Reserve
                                    -------------------           -------------
Trigger Event"), the Indenture Trustee shall withdraw from the Collection
-------------
Account and deposit into the Lease Reserve Account an amount equal to three times the aggregate annual payment due under the Lease for the one year period prior to such Distribution Date (the "Lease Reserve Amount").
                                      --------------------

Such withdrawal from the Collection Account shall be made only to the extent of the Available Collection Amount on such Distribution Date after payment of the amounts described in Section 5.01(c)(i) through (vi) above. To the extent the
                     -------------------------------
amount on deposit in the Lease Reserve Account on any Distribution Date after a Lease Reserve Trigger Event is less than the Lease Reserve Amount, deposits to the Lease Reserve Account shall be made by the Indenture Trustee as set forth in the preceding sentence. Amounts on deposit in the Lease Reserve Account shall be used solely to make the payments, if any, required to be made pursuant to
Section 5.01(c)(ii) above. On the earlier of (A) the Rated Final Maturity Date
-------------------
or (B) the Distribution Date, the Mandatory Redemption Date or the Optional Redemption Date on which the Outstanding Amount shall be reduced to zero, the Indenture Trustee shall transfer all funds remaining on deposit in the Lease Reserve Account to the Collection Account.

          (f)  Establishment and Administration of Paying Account.
               --------------------------------------------------

               (i) No later than the Closing Date, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained an account (the "Paying Account"), which shall be a separate Eligible Account,
              --------------
entitled "Paying Account, The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue Backed Notes." Funds in the Paying Account shall be invested in accordance with Section 5.04 hereof.
                                             ------------

               (ii) On each Distribution Date, the Indenture Trustee shall withdraw from the Collection Account and deposit into the Paying Account the amount to be distributed to Noteholders in respect of the Noteholders' Interest Distribution Amount and the Targeted Principal Distribution Amount, if any, for such Distribution Date, in accordance with Section 5.01(c)(iii) and (v) hereof.
                                           ----------------------------
With respect to any Mandatory Redemption Date or Optional Redemption Date, the Indenture Trustee shall withdraw from the Collection Account and deposit into the Paying Account the Mandatory Redemption Price or the Optional Redemption Price, as the case may be, in accordance with Section 10.03 of the Indenture.

          Section 5.04  Trust Accounts; Trust Account Property.
                        --------------------------------------

          (a)  Control of Trust Accounts. Each of the Trust Accounts established
               -------------------------
hereunder has been pledged by the Issuer Trust to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

          With respect to the Trust Accounts, the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Noteholders and the Issuer Trust, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

          The Servicer shall have the power, revocable by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Indenture Trustee to carry out its respective duties herein and under the Indenture.

          (b)  (1)  Investment of Funds.  So long as no Event of Default shall
                    -------------------
have occurred and be continuing, the funds held in any Trust Account shall be invested in Permitted Investments, as specifically directed by the Servicer in writing. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to subsection (b)(2) of this Section; except for Permitted Investments in the Capitalized Interest Account which must mature on or before the Business Day immediately preceding the Distribution Dates occurring in November 1998, May 1999 and November 1999, in amounts sufficient to provide for the distributions under Sections 5.01(c)(i) and (iii) to be made on such Distribution Dates. All
      -----------------------------
interest and any other investment earnings on amounts or investments held in any Trust Account, except for the Debt Service Reserve Account and the Capitalized Interest Account, shall be deposited into the Collection Account immediately upon receipt by the Indenture Trustee and shall comprise a portion of the Available Collection Amount. With respect to the Debt Service Reserve Account, so long as no Event of Default has occurred and is continuing and the amount on deposit in the Debt Service Reserve Account exceeds the Required Debt Service Reserve Amount, all interest and any other investment earnings with respect to such excess amount shall be deposited into the Collection Account on receipt. All income or other gain from investments in the Capitalized Interest Account will remain in such account to be applied to the payment of interest to the Noteholders on each Distribution Date up to and including the Distribution Date occurring in November 1999. All Permitted Investments in which funds in any Trust Account are invested must be held by or registered in the name of "The Bank of New York, as Indenture Trustee, in trust for the Denver Arena Trust Arena Revenue Backed Notes."

          (2)  Insufficiency and Losses in Trust Accounts.  If any amounts are
               ------------------------------------------
needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee, respectively, to perform in accordance with this Section 5.04.
                     ------------

          If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Transferor shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) into such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account shall be taxed to the Issuer Trust and for federal and state income tax purposes the Issuer Trust shall be deemed to be the owner of each Trust Account.

          (c) Subject to Sections 6.01 and 6.02 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

          (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

          (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of subsection (a) of this Section 5.04; and each such Eligible Account shall
                            ------------
     be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph
     (a) of the definition of "Delivery" in Appendix A hereto and shall be held,
                                            ----------
     pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" in Appendix A hereto and shall be maintained by
                                 ----------
     the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph
     (c) of the definition of "Delivery" in Appendix A hereto and shall be
                                            ----------
     maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

          (e) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out their respective duties hereunder or under the Indenture or the Trust Agreement, as the case may be.

          (f) The Indenture Trustee shall have no liability whatsoever for any loss, fee, tax or other charge on any investment, reinvestment or liquidation of an investment hereunder.

                                  ARTICLE VI

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS
             ----------------------------------------------------

          Section 6.01  Statements.
                        ----------

          (a) No later than the Determination Date related to each Distribution Date, the Servicer shall deliver to the Indenture Trustee by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer's Remittance Report, setting forth the date of such report (day, month and year), the name of the Issuer Trust (i.e. "Denver Arena Trust") and the date of this Agreement, all in substantially the form set out in Exhibit B hereto.
       ---------

          (b) On each Distribution Date, Indenture Trustee shall distribute, based on information provided by the Servicer, a statement (the "Distribution
                                                                 ------------
Statement") to the Owner Trustee, the Securityholders and the Rating Agency,
---------
stating the date of original issuance of the Notes (day, month and year), the name of the Issuer Trust (i.e. "Denver Arena Trust"), the date of this Agreement and the following information:

               (i) the Available Collection Amount for the related Distribution Date;

               (ii) the aggregate Principal Balance of the Notes before and after giving effect to any distributions made to the Noteholders on such Distribution Date;

               (iii) the amount of principal, if any, and interest to be distributed to the Noteholders on the related Distribution Date and the Targeted Principal Distribution Amount for such Distribution Date, if any;

               (iv) any amount to be distributed to Certificateholders on such Distribution Date;

               (v) the Servicing Compensation, the Indenture Trustee Fee, the Owner Trustee Fee and the Custodian Fee, if any, for such Distribution Date;

               (vi) certain performance information, including, without limitation, delinquency information with respect to the Revenue Agreements indicating which Revenue Agreements are Delinquent, 30 days Delinquent, 60 days Delinquent, 90 days Delinquent and any Revenue Agreement which is more than 90 days Delinquent;

               (vii) a listing of Revenue Contractors and Revenue Agreements subject to bankruptcy proceedings, and the aggregate amount outstanding under the related Revenue Agreements;

               (viii) a listing of any Revenue Agreements which have been terminated, the aggregate amount remaining unpaid under each such Revenue Agreement, and any related Subsequent Revenue Agreement entered into and the aggregate amount owed by the Revenue Contractor under any such Subsequent Revenue Agreement;

               (ix) the amount of any Insurance Proceeds, Condemnation Proceeds, liquidated damage payments, payments from performance and payment bonds, indemnity payments and the proceeds of any action to liquidate any portion of the Collateral; and

               (x) the amount of the expenditures made or incurred by the Indenture Trustee, the Issuer Trust and the Servicer, as applicable, in connection with the exercise of rights or remedies under the Basic Documents.

          In the case of information furnished to Noteholders pursuant to subclause (b)(iii) of this Section 6.01, the amounts shall be expressed as a
                           ------------
dollar amount per Note with a $1,000 Denomination.

          All reports prepared by the Indenture Trustee of the withdrawals from and deposits into the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

          (c) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person that at any time during the calendar year was a Noteholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (b)(iii) of this Section 6.01, aggregated for
                                                    ------------
such calendar year or applicable portion thereof during which such Person was a Noteholder.

          (d) On each Distribution Date, the Indenture Trustee shall forward to the Certificateholders a copy of the Distribution Statement in respect of such Distribution Date and a statement setting forth the amounts actually distributed to such Certificateholders on such Distribution Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

          (e) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person that at any time during the calendar year was a Certificateholder, if requested in writing by such Person, a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

          (f) The Indenture Trustee shall forward to each Securityholder, during the term of this Agreement, such periodic, special or other reports, including information tax returns or reports required with respect to the Notes and the Trust Certificates, as shall be necessary, reasonable, or appropriate with respect to such Securityholders, or otherwise with respect to this Agreement, all such reports or information, in the case of the Trust Certificates, to be provided by and in accordance with such applicable instructions and directions as the Majority Certificateholders may reasonably require.

          (g) Reports furnished by the Servicer and the Indenture Trustee pursuant to this Agreement shall be deemed confidential and of a proprietary nature and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports shall use the information therein for the purpose of soliciting the customers of the Transferor or the Servicer or for any other purpose except as set forth in this Agreement.

          Section 6.02  Specification of Certain Tax Matters.
                        ------------------------------------

          The Indenture Trustee shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been
                                      ------------
distributed to the Noteholders or Certificateholders, as the case may be, for all purposes of this Agreement or the Indenture.

                                  ARTICLE VII

                          GENERAL SERVICING PROCEDURE
                          ---------------------------

          Section 7.01  Security Interest
                        -----------------

          The Servicer hereby covenants and agrees that it shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (in favor of any Person other than the Issuer Trust or Indenture Trustee) on, any Trust Asset sold and assigned to the Issuer Trust, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the right, title and interest of the Issuer Trust in, to and under any Trust Asset sold and assigned to the Issuer Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Servicer or the Transferor, provided, however, that nothing
                                                 --------  -------
in this Section 7.01 shall prevent or be deemed to
        ------------
prohibit the Servicer from suffering to exist upon any of the Trust Assets any Lien specifically permitted under the terms of the related Revenue Agreement.

          Section 7.02  Lockbox Agreement; Lockbox Account; Lockbox Bank.
                        ------------------------------------------------

          (a) The Servicer shall (i) direct each Revenue Contractor in writing, on or before July 1, 1999, to make all payments required under the Revenue Agreements to the Lockbox Account, (ii) maintain, and keep in full force and effect, the Lockbox Agreement, except to the extent otherwise permitted under the terms of this Agreement, and (iii) ensure that the Lockbox Account shall be free and clear of, and defend the Lockbox Account against, any writ, order, stay, judgment, warrant of attachment or execution or similar process.

          (b) The parties hereto hereby acknowledge that the Lockbox Bank has been appointed by the Servicer to hold the Lockbox Account and the Trust Accounts, and that the Lockbox Bank is not an agent of the Indenture Trustee, and is acting under this Agreement as an independent contractor.

          (c) The Indenture Trustee shall not be liable by reason of any act or omission of the Lockbox Bank.

          (d) The Servicer hereby agrees to indemnify each of the Indenture Trustee or any predecessor Indenture Trustee and their respective agents for, and shall hold each such Person harmless against, any and all loss, damage, claims, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Indenture Trustee), arising out of or in connection with the acceptance or administration by each such Person of the trust or trusts hereunder, including the costs and expenses incurred by each such Person in defending itself against any claim (whether asserted by the Servicer, any Holder of a Note or any other Person) or any liability resulting from the exercise or performance of any of the powers or duties of such Person hereunder, except to the extent that such loss, damage, claim, liability or expense is due to such Person's own gross negligence or willful misconduct.

          The provisions of this Section 7.02(d) shall survive the termination
                                 ---------------
of this Agreement.

          Section 7.03  Servicing Compensation.
                        ----------------------

          As compensation for its services hereunder, the Servicer shall be entitled to receive from the Collection Account the Servicing Fee, out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer. Additional servicing compensation in the form of administrative fees, insufficient funds charges, and late payment charges and penalties shall be part of the Servicing Compensation payable to the Servicer and any Subservicer hereunder and shall be paid either by the Servicer's retaining such additional servicing compensation prior to deposit into the Collection Account pursuant to
Section 5.01(b)(1) hereof or, if deposited into the Collection Account, as part
------------------
of the Servicing Compensation withdrawn from the Collection Account pursuant to
Section 5.01(c)(i) hereof.
------------------

          The Servicer and any Subservicer shall be required to pay all expenses incurred by them in connection with their servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Transferor also agrees to pay (i) all reasonable costs and expenses incurred by any successor Servicer or the Indenture Trustee in replacing the Servicer or any Subservicer in the event of a default by the Servicer or any Subservicer in the performance of their respective duties under the terms and conditions of this Agreement and (ii) the annual monitoring fees of the Rating Agency.

          Section 7.04  Statement as to Compliance and Financial Statements.
                        ---------------------------------------------------

          The Servicer will deliver to the Indenture Trustee, the Owner Trustee and the Rating Agency not later than 90 days following the end of each fiscal year of the Servicer (beginning in 1999 with respect to the 1998 fiscal year), an Officer's Certificate stating that (i) a review of the activities of the Servicer and the Issuer Trust during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, each of the Servicer and the Issuer Trust has fulfilled all of its obligations under this Agreement and the Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and what action the Servicer proposes to take with respect thereto.

          Contemporaneously with the submission of the Officer's Certificate required by the preceding paragraph, the Servicer shall deliver to the Indenture Trustee a copy of its annual financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Issuer Trust, deliver to such party any unaudited quarterly financial statements of the Servicer.

          The Servicer agrees to make available to the Issuer Trust and the Indenture Trustee on a reasonable basis a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Issuer Trust and the Indenture Trustee on reasonable notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Issuer Trust and the Indenture Trustee that the Servicer has the ability to service the Trust Assets in accordance with this Agreement.

          The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) its financial condition, (iii) the Trust Assets and (iv) the performance of the obligations of any Subservicer under the related Subservicing Agreement, in each case as the Indenture Trustee or the Issuer Trust may reasonably request from time to time.

          Section 7.05  Independent Public Accountants' Servicing Report.
                        ------------------------------------------------

          (a) The Servicer shall cause a firm of Independent Accountants (which may provide other services to the Servicer) to prepare, and the Servicer shall deliver to the

Indenture Trustee, the Issuer Trust and the Rating Agency, a report addressed to the Servicer, which may be included as part of the Servicer's or any Subservicer's customary auditing activities, for the information and use of the Indenture Trustee, Securityholders and Issuer Trust on or before May 31 of each year, beginning May 31, 1999, to the effect that such firm has performed certain procedures in connection with the Servicer's compliance with the servicing procedures of this Agreement, identifying the results of such procedures and including any exceptions noted.

          (b) The report of the Independent Accountants shall also indicate that such accounting firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          Section 7.06  Right to Examine Servicer Records.
                        ---------------------------------

          Each Securityholder, the Indenture Trustee, the Issuer Trust and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement), whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the material terms, covenants or conditions of this Agreement. In the case of the supervisory agents and examiners of the Issuer Trust, Indenture Trustee and the Securityholders, access to the documentation regarding the Trust Assets required by applicable state and federal regulations shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. Each Securityholder, the Indenture Trustee and the Issuer Trust agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

          The Servicer also agrees to make available on a reasonable basis to the Securityholders or any prospective Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Securityholders and any prospective Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Securityholders and such prospective Securityholder that the Servicer has the ability to service and administer the Trust Assets in accordance with this Agreement.

          Section 7.07  Reports to the Indenture Trustee; Collection Account
                        ----------------------------------------------------
Statements.
----------

          If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1) hereof, the aggregate of
                                 ------------------
withdrawals from the

Collection Account for each category of withdrawal specified in Section
                                                                -------
5.01(b)(2) and (3) hereof.
----------     ---

          Section 7.08  Financial Statements.
                        --------------------

          The Servicer understands that, in connection with the transfer of the Notes, Noteholders may request that the Servicer make available to the Noteholders and to prospective Noteholders annual financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

          Section 7.09  Accounting and Reports
                        ----------------------

          For all purposes of this Section 7.09, the Servicer shall act on
                                   ------------
behalf of the Owner Trustee who in turn shall be acting on behalf of the Issuer Trust. The Servicer shall deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, or as may be requested by such Certificateholder, such information, reports or statements as may be necessary to enable each Certificateholder to prepare its federal and state income tax returns. Consistent with the Issuer Trust's characterization for tax purposes as a security arrangement for the issuance of non-recourse debt so long as the Transferor or any other Person is the sole Certificateholder, no federal income tax return shall be filed on behalf of the Issuer Trust unless either (i) the Servicer shall receive an opinion of counsel that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer by the Transferor permitted by Section 3.4 of the Trust Agreement, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event that there shall be two or more Certificateholders, (x) the Servicer shall prepare or shall cause to be prepared federal and, if applicable, state or local partnership tax returns required to be filed by the Issuer Trust and shall remit such returns to the Transferor (or if the Transferor no longer owns any Trust Certificates, the Certificateholder selected by a majority of the Certificateholders (by Percentage Interest) for such purpose) at least five days before such returns are due to be filed, and (y) capital accounts shall be maintained for each Certificateholder in accordance with the Treasury Regulations under Section 704(b) of the Code reflecting each such Certificateholder's pro rata share of the income, gains, deductions, and losses of the Issuer Trust and contributions to, and distributions from, the Issuer Trust. The Transferor (or such designee Certificateholder, as applicable) shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer with the appropriate tax authorities. In the event that a "tax matters partner" (within the meaning of Code Section 6231(a)(7)) is required to be appointed with respect to the Issuer Trust, the Transferor is hereby designated as tax matters partner or, if the Transferor is not a Certificateholder, the Certificateholder selected by a majority of the Certificateholders (by Percentage Interest) shall be designated as tax matters partner. In no event shall the Servicer or the Transferor (or such designee Certificateholder, as applicable) be liable for any liabilities, costs or expenses of the Issuer Trust or the Certificateholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Servicer or the Transferor (or such designee Certificateholder, as applicable) as the case may be, in breach of its obligations under this Agreement.

                                 ARTICLE VIII

                                 THE SERVICER
                                 ------------

          Section 8.01  Indemnification; Third Party Claims.
                        -----------------------------------

          (a) The Servicer shall indemnify the Transferor, the Issuer Trust, the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents (each an "Indemnified Party") and hold harmless
                                          -----------------
each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from (i) any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service and administer the Trust Assets in compliance with the terms of this Agreement, the Indenture, the Operating and Management Agreement, the Construction Phase Agreement, the Security Documents and the Revenue Agreements, or (ii) with respect to the Issuer Trust, any indemnity claims against the Issuer Trust pursuant to the Revenue Agreements entered into with each of Pepsi, Coors and US West resulting from the assumption by the Issuer Trust of the obligations of the Transferor thereunder; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 8.01(d) hereof for
                                                     ---------------
its failure to perform its duties and service and administer the Trust Assets in compliance with the terms of this Agreement, then the provisions of this Section
                                                                         -------
8.01 shall have no force and effect with respect to such failure.
----

          (b) The Transferor, the Issuer Trust, the Owner Trustee or the Indenture Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service and administer the Trust Assets in compliance with the terms of this Agreement. The Servicer shall promptly notify the Indenture Trustee and the Issuer Trust of any claim of which it has been notified pursuant to this Section
                                                                         -------
8.01 by a Person other than the Indenture Trustee or the Issuer Trust, as the
----
case may be, and, in any event, shall promptly notify the Issuer Trust and the Indenture Trustee of its intended course of action with respect to any claim.

          (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such

Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (ii) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there is a conflict of interest which renders common representation inappropriate. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section 8.01 shall relieve the Servicer of
                                   ------------
liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

          (d) None of the Transferor, the Servicer or any of the directors, officers, employees or agents of the Transferor or the Servicer, shall be under any liability to the Issuer Trust or the Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Transferor, the Servicer or any such person against the remedies provided herein for the breach of the covenants set forth in Section
                                                                      -------
2.06(a) hereof or any warranties, representations or other covenants made
-------
herein, or against any specific liability imposed on the Transferor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer or the Transferor, as the case may be, or by reason of reckless disregard of the obligations and duties of the Servicer or the Transferor, as the case may be, hereunder. The Transferor, the Servicer and any director, officer, employee or agent of the Transferor or the Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

          (e) The Servicer, the Transferor and the Owner Trustee and any director, officer, employee or agent of the Servicer, the Transferor or the Owner Trustee shall be indemnified by the Issuer Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Securities, other than any loss, liability or expense related to any specific Trust Asset or Trust Assets (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, none of the Transferor, the Owner Trustee or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however, that, except as otherwise provided herein, any of the Transferor, the Owner Trustee or the Servicer may, with the prior consent of the Indenture Trustee, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer Trust, and the Transferor, the Owner Trustee and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

          Section 8.02  Merger or Consolidation of the Servicer.
                        ---------------------------------------

          The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company, and will obtain and preserve its qualification to do business as a foreign company and maintain such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Trust Assets and to perform its duties under this Agreement; provided, however, that the Servicer may merge or consolidate with any other entity upon the satisfaction of the conditions set forth in the following paragraph.

          Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Issuer Trust and the Rating Agency.

          Section 8.03  Limitation on Liability of the Servicer and Others.
                        --------------------------------------------------

          The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of
Section 8.01 hereof, the Servicer shall have no obligation to appear with
------------
respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Trust Assets in accordance with this Agreement.

          Section 8.04  Servicer Not to Resign; Assignment.
                        ----------------------------------

          The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Indenture Trustee. No resignation of the Servicer shall become effective until a successor servicer, appointed pursuant to the provisions of
Section 9.02 hereof and  satisfying the requirements of Section 4.05 hereof with
------------                                            ------------
respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

          The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 8.04, including,
                                                  ------------
without limitation, the transfer to such successor of all relevant records and documents (including the Servicer's Contract Files) and all amounts received with respect to the Trust Assets and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities.

          Section 8.05  Relationship of Servicer to Issuer Trust and the
                        ------------------------------------------------
Indenture Trustee.
-----------------

          The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer Trust and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer Trust or the Indenture Trustee.

          Section 8.06  Servicer May Own Notes.
                        ----------------------

          Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein. Notes so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Notes; provided, however, that any Notes owned by the Servicer or any Affiliate thereof, during the time such Notes are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Servicer shall notify the Indenture Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Note.

                                  ARTICLE IX

                                    DEFAULT
                                    -------

          Section 9.01  Servicer Events of Default.
                        --------------------------

          (a) In case one or more of the following events of default by the Servicer (each, a "Servicer Event of Default") shall occur and be continuing:
                   -------------------------

               (i) any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) hereof any payments in respect of the
                           ---------------
Revenue Agreements received by the Servicer no later than the second Business Day following the day on which such payments were received; or

               (ii) failure by the Servicer to execute, on behalf of the Issuer Trust, amended and restated Revenue Agreements with each of Pepsi and Coors on the Closing Date as described in Section 4.01(b) hereof or to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement or under the Operating and Management Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture Trustee or the Issuer Trust, or (b) to the Servicer by the Majority Noteholders; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

               (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

               (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) the Majority Noteholders shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement;

          (b) then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Indenture Trustee or the Majority Noteholders, by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and any Subservicer under the Operating and Management Agreement and in and to the Trust Assets and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Trust Assets or otherwise, shall, subject to Section 9.02 hereof, pass to and be vested in a successor servicer, or the
   ------------
Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Trust Assets and related documents. The Servicer agrees to cooperate with the successor servicer in effecting (i) the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Trust Assets and (ii) the termination of any Subservicer's responsibilities and rights under the Operating and Management Agreement.

          (c) In the event that the Servicer is terminated as Servicer hereunder, the Servicer hereby agrees that it shall immediately thereafter relinquish all supervisory rights with respect to the Operator held by it under the Operating and Management Agreement or in its capacity as owner of the New Arena Facility.

          Section 9.02  Indenture Trustee to Act; Appointment of Successor.
                        --------------------------------------------------

          On and after the date the Servicer receives a notice of termination pursuant to Section 9.01 hereof, or the Indenture Trustee receives the
            ------------
resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 8.04 hereof, or the Servicer is removed as
                         ------------
servicer pursuant to this Article IX, then, subject to Section 4.05 hereof, the
                                                       ------------
Majority Noteholders, with the approval of the Rating Agency, shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any prior servicer.

          As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Trust Assets which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 5.01(c) hereof as if the Servicer had
                               ---------------
continued to act as servicer hereunder, together with other Servicing Compensation in the form of administration fees, late payment charges or otherwise as provided in Section 7.03 hereof. The Servicer shall not be
                         ------------
entitled to any termination fee if it is terminated pursuant to Section 9.01
                                                                ------------
hereof but shall be entitled to any accrued and unpaid Servicing Fee to the date of termination.

          Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. The compensation of any successor servicer so appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. The Indenture Trustee, the Issuer Trust, the Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effect any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Trust Assets. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder, and the Issuer Trust and, except in the case of the appointment of the Indenture Trustee as successor to the Servicer (when no consent shall be required), the Majority Noteholders and the Issuer shall have consented thereto.

          The Indenture Trustee may make such arrangements for the compensation of such successor servicer out of payments on the Contracts as it and such successor servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03
                                                              ------------
hereof, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement.

          Section 9.03  Waiver of Defaults.
                        ------------------

          The Majority Noteholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article IX; provided, however, that the Majority Noteholders may not waive a default in making a required distribution on a Note or Trust Certificate without the consent of the related Noteholder or Certificateholder. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

          Section 9.04  Accounting Upon Termination of Servicer.
                        ---------------------------------------

          Upon termination of the Servicer under this Article IX, the Servicer shall, at its own expense:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Trust Account maintained by the Servicer;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the Servicer's Contract Files and related documents and statements in its possession;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee and to the Issuer Trust and the Securityholders a full accounting of all funds, including a statement showing the Required Payments collected by it and a statement of moneys held in trust by it for payments or charges with respect to the Contracts; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Trust Assets to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

          Section 9.05  Transferor Defaults.
                        -------------------

          (a) In case one or more of the following defaults by the Transferor (each, a "Transferor Default") shall occur and be continuing:

               (1) any failure of the Transferor to construct the New Arena Facility in accordance with the Project Plans, the Construction Contract and the Construction Phase Agreement on or before the Outside Completion Date;

               (2) any failure of the Transferor to operate and manage the New Arena Facility in accordance with the Arena Agreement, the Lease, the Operating and Management Agreement and the User Agreements, which failure is likely to result in the termination of any Revenue Agreement by the related Revenue Contractor or a material interruption in such Revenue Contractor's payment obligation thereunder;

               (3) receipt by the Issuer Trust or the Indenture Trustee from the City of a notice of default by the Transferor in the observance or performance of any material covenant or agreement under the Arena Agreement or the Lease, and such default is not cured within the grace periods provided by the City thereunder;

          (b) then, and in each and every such case, so long as a Transferor Default shall not have been remedied, the Indenture Trustee or the Majority Noteholders, by notice in writing to the Transferor and Servicer may, in addition to whatever rights such Person may have under the Construction Phase Mortgage, the Leasehold Mortgage, the Security Agreement [Excess Collateral] or the Security Agreement [Indenture Trustee], or at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Transferor under this Agreement and in and to the Trust Assets and proceeds thereof, and in the event of a Transferor Default under
Section 9.05(a), assume all rights of the Transferor under the Construction
---------------
Phase Agreement, including any rights to proceeds from the Construction Fund Account. Upon receipt by the Transferor and Servicer of such written notice, all authority and power of the Transferor to cause completion of construction of the New Arena Facility under the Construction Phase Agreement and to operate the New Arena Facility under the Operating and Management Agreement, whether with respect to the Trust Assets or otherwise, shall, subject to Section 9.02 hereof,
                                                            ------------
pass to and be vested in a successor servicer or the Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer or the Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Transferor and the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Trust Assets and related documents. The Transferor and the Servicer agree to cooperate with the successor servicer in effecting the termination of such responsibilities and rights.

                                   ARTICLE X

                                  TERMINATION
                                  -----------

          Section 10.01  Termination.
                         -----------

          This Agreement shall terminate upon notice from the Indenture Trustee to each other party hereto of either: (a) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof or (ii) the disposition of all funds with respect to the last Trust Asset and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Issuer Trust and the Custodian; or (b) the mutual consent of the Servicer, the Transferor and all Securityholders in writing.

          Section 10.02  Notice of Termination.
                         ---------------------

          Notice of termination of this Agreement shall be sent (i) by the Indenture Trustee to the Noteholders in accordance with Section 11.05 of the Indenture and (ii) by the Owner Trustee to the Certificateholders in accordance with Section 11.4(b) of the Trust Agreement.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          Section 11.01  Acts of Noteholders.
                         -------------------

          Except as otherwise specifically provided herein, whenever action, consent or approval of the Noteholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

          Section 11.02  Amendment.
                         ---------

          (a) This Agreement may be amended from time to time by the Servicer, the Transferor, the Indenture Trustee, the Owner Trustee and the Issuer Trust by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment obtains a letter from the Rating Agency confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the Rating Agency to the Notes.

          (b) This Agreement may also be amended from time to time by the Servicer, the Transferor, the Indenture Trustee, the Owner Trustee and the Issuer Trust by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Trust Assets or distributions which are required to be made on the Notes, without the consent of the holders of 100% of the Notes (excluding any Notes held by the Transferor), (ii) adversely affect in any material respect the interests of any Noteholders in any manner other than as described in clause (i), without the consent of the holders of 100% of such Notes, or (iii) reduce the percentage of Notes, the consent of which is required for any such amendment, without the consent of the holders of 100% of the Notes.

          (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer Trust, the Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the rights, duties or immunities of the Issuer Trust or the Indenture Trustee, as the case may be, under this Agreement.

          Section 11.03  Recordation of Agreement.
                         ------------------------

          The parties hereby agree that this Agreement shall be recorded in the appropriate public offices in Denver, Colorado.

          Section 11.04  Duration of Agreement.
                         ---------------------

          This Agreement shall continue in existence and effect until terminated as herein provided.

          Section 11.05  Governing Law.
                         -------------

          (A) EXCEPT AS PROVIDED IN (B) BELOW, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          (B) THE CONVEYANCE OF THE TRUST ASSETS PURSUANT TO SECTION 2.01 HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Section 11.06  Notices.
                         -------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Issuer Trust, DENVER ARENA TRUST, c/o Wilmington Trust Company, 1100 North Market Street, Rodney Square, Wilmington, Delaware 19890,
Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing, with copies to Richards, Layton & Finger, One Rodney Square, 902 King Street, Wilmington, Delaware 19899; (ii) in the case of the Transferor and the Servicer, Ascent Arena Company, LLC, 901 Auraria Parkway, Denver, Colorado 80204, Attention: Mr. Timothy Romani, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor, with copies to 101 Barclay Street, New York, New York 10286; (iii) in the case of the Indenture Trustee, The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Administration, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing, and
(iv) in the case of the Securityholders, as set forth in the Note Register or Certificate Register, as applicable. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

          Section 11.07  Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

          Section 11.08  No Partnership.
                         --------------

          Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

          Section 11.09  Counterparts.
                         ------------

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

          Section 11.10  Successors and Assigns.
                         ----------------------

          This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Owner Trustee, the Issuer Trust, the Indenture Trustee, and the Securityholders and their respective successors and permitted assigns.

          Section 11.11  Headings.
                         --------

          The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          Section 11.12  Actions of Securityholders.
                         --------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Servicer or the Issuer Trust. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Servicer and the Issuer Trust if made in the manner provided in this Section 11.12.
                                             -------------

          (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which, the Servicer or the Issuer Trust deems sufficient.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Servicer or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Security.

          (d) The Servicer or the Issuer Trust may require additional proof of any matter referred to in this Section 11.12 as it shall deem necessary.
                               -------------

          Section 11.13  Reports to Rating Agency.
                         ------------------------

          (a) The Indenture Trustee shall provide to the Rating Agency copies of statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

               (i)    copies of amendments to this Agreement;

               (ii) notice of any termination of Revenue Agreements, and copies of Subsequent Revenue Agreements;

               (iii) notice of any termination, replacement, succession, merger or consolidation of the Servicer, any Custodian or the Issuer Trust;

               (iv)   notice of final payment on the Notes;

               (v)    notice of any Servicer Event of Default;

               (vi) copies of the annual independent accountants' report delivered pursuant to Section 7.05 hereof, and copies of any compliance reports
                      ------------
delivered by the Servicer including under Section 7.04 hereof;
                                          ------------

               (vii)  copies of any Distribution Statement pursuant to Section
                                                                       -------
6.01(b) hereof;
-------

               (viii) notice of any Mandatory Redemption Date; and

               (ix) notice of the occurrence of a Lease Reserve Trigger Event as referred to in Section 5.03(e)(ii) hereof.
               -------------------

          (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agency, such statements, reports and notices shall be delivered to the Rating Agency at the following addresses: (i) if to Fitch, One State Street Plaza, New York, New York 10004,
Attention:  ABS Surveillance Group.

          (c) The Indenture Trustee makes this covenant as a matter of courtesy and accommodation only and shall not be liable to any Person for any failure to comply therewith.

          Section 11.14  Certificateholders.
                         ------------------

          (a) Any sums to be distributed or otherwise paid hereunder or under the Trust Agreement to the Certificateholders shall be paid to such Certificateholders pro rata based on their Percentage Interest;

          (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the Certificateholders, such consent or approval shall be capable of being given by no fewer than the Majority
Certificateholders.

          Section 11.15  Limitation of Liability.
                         -----------------------

          It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer Trust, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer Trust under this Agreement or the other Basic Documents.

          Section 11.16  Third Party Beneficiaries.
                         -------------------------

          The parties hereby agree and acknowledge that each of the Revenue Contractors shall be deemed to be third party beneficiaries of this Agreement.

          Section 11.17  Limitation on Recourse.
                         ----------------------

          There will be full recourse to the Collateral with respect to the obligations of the Transferor, the Servicer or any Subservicer under this Agreement or the other Basic Documents as described herein and therein. The Transferor, the Servicer or any Subservicer will not be held personally liable or obligated for any of the obligations under the Basic Documents, except as may be specifically provided in any Basic Document to which it is a party; provided, however, that such entities will be personally liable for damages arising from
(i) fraud, misrepresentation, or misappropriation or misapplication of funds,
(ii) in the case of the Transferor, any breach of the obligations of the Transferor to construct the New Arena Facility in a timely manner in accordance with and pursuant to the terms and conditions of this Agreement, the Arena Agreement, the Construction Phase Agreement and the Project Plans, or (iii) any breach of the Team Commitments under the User Agreements, and such entities will be liable for payment of their respective indemnity obligations under any of the Basic Documents.

          IN WITNESS WHEREOF, the Issuer Trust, the Servicer, the Transferor and the Indenture Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

                              ISSUER TRUST:

                              DENVER ARENA TRUST


                              By:     WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee on behalf of the Issuer Trust


                              By:     /s/ Emmett R. Harmon
                                      -----------------------------------------
                              Name:   Emmett R. Harmon
                              Title:  Vice President

                              TRANSFEROR AND SERVICER:

                              ASCENT ARENA COMPANY, LLC


                              By: Ascent Arena and Development Corporation, a Delaware corporation, as managing member


                              By:     /s/ Timothy D. Romani
                                      -----------------------------------------
                              Name:   Timothy D. Romani
                              Title:  President

                              INDENTURE TRUSTEE:

                              THE BANK OF NEW YORK


                              By:     /s/ Walter N. Gitlin
                                      -----------------------------------------
                              Name:   Walter N. Gitlin
                              Title:  Vice President